Divestiture of Subsidiary	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Divestiture of Subsidiary

NOTE 5—DIVESTITURE OF SUBSIDIARY

On April 1, 2013, the Company completed the 2GIG Sale. Pursuant to the terms of the 2GIG Sale, Nortek acquired all of the outstanding common stock of 2GIG for aggregate cash consideration of approximately $148.9 million, including cash, working capital and indebtedness adjustments as provided in the stock purchase agreement. In connection with the 2GIG Sale, the Company entered into a five-year supply agreement with 2GIG, pursuant to which they will be the exclusive provider of the Company’s control panel requirements, subject to certain exceptions as provided in the supply agreement. A portion of the net proceeds from the 2GIG Sale was used to repay $44.0 million of outstanding borrowings under the Company’s revolving credit facility. The terms of the indenture governing the 2020 notes (as defined below), the indenture governing the 2019 notes (as defined below) and the credit agreement governing the revolving credit facility, permitted the Company, subject to certain conditions, to distribute all or a portion of the net proceeds from the 2GIG Sale to the Company’s stockholders. In May 2013, the Company distributed a dividend of $60.0 million from such proceeds to stockholders. The Company’s financial position and results of operations include 2GIG through March 31, 2013.

The following table summarizes the net gain recognized in connection with this divestiture (in thousands):

Adjusted net sale price	$148,871
2GIG assets (including cash of $3,383), net of liabilities	(109,053)
2.0 technology, net of amortization	16,903
Other	(9,855)

Net gain on divestiture	$46,866